©2019 U. S. Steel. All Rights Reserved www.ussteel.com NEWS RELEASE CONTACTS: John Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com UNITED STATES STEEL CORPORATION PROVIDES FOURTH QUARTER 2020 GUIDANCE PITTSBURGH, Dec. 17, 2020 – United States Steel Corporation (NYSE: X) today provided fourth quarter 2020 guidance. Fourth quarter 2020 adjusted EBITDA is expected to be approximately $55 million. The Company expects fourth quarter 2020 adjusted diluted loss per share to be approximately ($0.85). “Flat-rolled customer demand in the U.S. and Europe has improved throughout the fourth quarter, fueled by consumer-driven end-markets such as automotive, appliance, and packaging,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “December’s performance has been particularly strong driven by the flow- through of higher steel prices, more nimble operations, and a continued focus on cost management. As a result, we have line of sight to significantly improved financial performance in 2021. Longer lead times, higher utilization rates, and higher input costs reflect current healthy steel demand and make us optimistic about the sustainability of today’s market environment.” Adjusted EBITDA Commentary Our Flat-rolled segment is expected to generate positive EBITDA in the fourth quarter. Our order book remains strong across key strategic markets and higher steel prices are being more fully reflected in our adjustable contract business. This market backdrop informed our decision to restart blast furnace #4 at Gary Works and iron ore production at our Keetac mine to ensure we continue to satisfy strong customer demand. We expect to benefit from improved efficiencies as we exit the year. In Europe, customer demand continues to be strong. Improved commercial performance and a focus on cost management are expected to more than offset raw material headwinds from higher iron ore prices. As a result, fourth quarter results should exceed third quarter performance.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com In Tubular, customer activity remains range bound. Higher rig counts are not yet resulting in higher shipments as distributors manage inventories into year-end. We remain focused on what we can control, including the start-up of our electric arc furnace (EAF) at Tubular where we produced first rounds for seamless pipe production at the end of October. The in-sourcing of rounds production is already beginning to improve the segment’s cost structure in the fourth quarter. Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's ability to take ownership of Big River Steel as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward- looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 4Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (215) Estimated income tax provision 10 Estimated net interest and other financial costs 80 Estimated depreciation, depletion and amortization 160 Projected EBITDA included in guidance $ 35 Estimated fourth quarter adjustments 20 Projected adjusted EBITDA included in guidance $ 55 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET LOSS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 4Q 2020 Projected net loss attributable to United States Steel Corporation included in guidance $ (215) Estimated fourth quarter adjustments 25 Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (190) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 4Q 2020 Projected diluted net loss per share included in guidance $ (0.96) Estimated fourth quarter adjustments 0.11 Projected adjusted diluted net loss per share included in guidance $ (0.85) Note: Excludes the impact of the Company’s quarterly adjustment related to the Big River Steel put and call options. See Notes 5 and 20 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for an explanation of the Big River Steel put and call options. This item will not impact adjusted EBITDA, adjusted net loss or adjusted diluted net loss per share. The guidance also excludes the discrete impact of intraperiod tax allocation primarily related to the annual remeasurement of our pension and other post-employment benefit plans. This item will not impact adjusted EBITDA.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the financial effects of restructuring charges and other adjustments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of restructuring charges and other adjustments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2020-043 Founded in 1901, the United States Steel Corporation is a Fortune 250 company and leading integrated steel producer. With extensive iron ore production and an annual raw steelmaking capability of 23.6 million net tons, U. S. Steel produces high value-added steel products for the automotive, infrastructure, appliance, container, and energy industries. The company’s customer-centric “Best of Both” world competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With renewed emphasis on innovation and customer focus, the company produces cutting-edge products such as U. S.

©2019 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Steel’s proprietary XG3™ advanced high-strength steel. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.